As filed with the Securities and Exchange Commission on April 5, 1999

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         DATE OF REPORT - APRIL 5, 1999



Commission   Registrant, State of Incorporation      I.R.S. Employer
File Number  Address and Telephone Number           Identification No.
-----------  -------------------------------------  ------------------
0-25595      NIAGARA MOHAWK HOLDINGS, INC. . .      16-1549726
             (a New York corporation)
             300 Erie Boulevard West
             Syracuse, New York 13202
             Telephone (315) 474-1511

1-2987      NIAGARA MOHAWK POWER CORPORATION.       15-0265555
            (a New York corporation)
            300 Erie Boulevard West
            Syracuse, New York 13202
            Telephone (315) 474-1511


Item 5.  Other Events
---------------------

(a) On April 1, 1999, Niagara Mohawk Power Corporation issued a press release regarding an agreement to sell its Oswego Steam Station electric generating plant. See press release attached (Exhibit No. 99).


Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibits. Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit 99 - Press release issued on April 1, 1999 relating to Niagara Mohawk Power Corporation's agreement to sell its Oswego Steam Station generating plant.

             NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                             NIAGARA MOHAWK HOLDINGS, INC.
                                             -----------------------------
                                                      (Registrant)



Date:  April 5, 1999               By    ______________________________________
                                         Steven W. Tasker
                                         Vice President-Controller and
                                         Principal Accounting Officer,
                                         in his respective capacities
                                         as such




                                             NIAGARA MOHAWK POWER CORPORATION
                                             --------------------------------
                                                      (Registrant)



Date:  April 5, 1999               By  ______________________________________
                                       Steven W. Tasker
                                       Vice President-Controller and
                                       Principal Accounting Officer,
                                       in his respective capacities
                                       as such

                                  EXHIBIT INDEX
                                  -------------

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release issued on April 1, 1999 relating to Niagara Mohawk Power Corporation's agreement to sell its Oswego Steam Station generating plant.


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